(LOGO)               ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_________________________________________________________________

                                                    March 1, 1996


Supplement to Prospectus dated March 1, 1996 for Vermont
Investors

    Prospective Vermont investors should note that the Fund invests primarily in lower rated bonds, commonly known as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in this Fund.



(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.


































00250161.AI2